UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  August 19, 2026

DLH Holdings Corp.
(Exact name of Registrant as Specified in its Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(770) 554-3545
Registrant's telephone number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq	Capital Market

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In a Current Report on Form 8-K filed on July 6, 2026 by DLH Holdings Corp. (the “Company”), the Company reported that Zachary C. Parker notified the Company of his decision to resign as its President and Chief Executive Officer effective June 30, 2026. In such report, the Company also disclosed that it expected to enter into a separation agreement with Mr. Parker as well as an advisory agreement and a separate consulting agreement with Mr. Parker pursuant to which he will provide transition services and consulting services to the Company.

On August 19, 2026, the Company entered into (i) a Separation Agreement and General Release with Mr. Parker (the “Separation Agreement”), (ii) an Advisory Services Agreement with Z Parker Enterprises LLC and Mr. Parker (the “Advisory Agreement”), and (iii) a Consulting Services Agreement with Mr. Parker (the “Consulting Agreement”), each described below.

Separation Agreement and General Release

In accordance with the Separation Agreement, Mr. Parker’s employment and all officer and employee positions with the Company ended effective June 30, 2026. Pursuant to the Separation Agreement, Mr. Parker agreed to enter into both the Advisory Agreement, pursuant to which he would provide transition and support services to the Company until the end of its 2026 fiscal year, and to the Consulting Agreement, pursuant to which he would thereafter provide consulting services to the Company.

Under the Separation Agreement, Mr. Parker will be entitled to receive the following benefits, subject to his non-revocation of a general release of claims in favor of the Company included in the Separation Agreement and continued compliance with the Separation Agreement (including the restrictive covenants contained therein): (i) accrued benefits, including all earned but unpaid wages, accrued but unused earned paid time off, and unpaid business expenses; (ii) COBRA continuation benefits for up to 18 months; (iii) the continued exercisability of that certain Employee Stock Option granted on November 29, 2017 until its stated expiration date if the Consulting Agreement remains in force until its expiration date or is terminated without cause; and (iv) the unvested time-based Restricted Stock Units held by Mr. Parker as of the effective date of the Separation Agreement shall remain outstanding and eligible to vest in accordance with their stated terms for the duration of the Consulting Agreement or if the Consulting Agreement is terminated without cause.

In addition, the Separation Agreement provides that Mr. Parker shall continue to serve as a non-employee member of the Company’s board of directors through the remainder of his current term and will be entitled to receive cash and equity compensation otherwise payable to non-employee Board members. In addition, pursuant to the Separation Agreement, Mr. Parker provided the Company and certain related parties with a general release of claims.

The foregoing summary of the Separation Agreement is qualified in its entirety by the full text of the Separation Agreement, filed as Exhibit 10.1 and incorporated herein by reference.

Advisory Services Agreement

Pursuant to the Advisory Agreement, dated August 19, 2026 and effective July 1, 2026, the Company engaged Z Parker Enterprises LLC, an entity controlled by Mr. Parker, and Mr. Parker individually, to provide transition advisory services, to be personally performed by Mr. Parker. The services include supporting the transition of executive leadership, advising the Company’s new Chief Executive Officer and the Board on operations, customer relationships and business initiatives, and assisting with the transfer of institutional knowledge, as reasonably requested by the Chief Executive Officer or the Board. The term of the Advisory Agreement commenced July 1, 2026 and continues through September 30, 2026, unless earlier terminated. As consideration, the Company agreed to pay Z Parker Enterprises LLC an aggregate cash fee of $187,550 in three equal monthly installments during the term. Mr. Parker is engaged as an independent contractor and not as an employee of the Company. The foregoing summary of the Advisory Agreement is qualified in its entirety by the full text of the Advisory Agreement, filed as Exhibit 10.2 and incorporated herein by reference.

Consulting Services Agreement

Pursuant to the Consulting Agreement, the Company engaged Mr. Parker to provide consulting services effective October 1, 2026. The Consulting Agreement has an initial term through September 30, 2027, unless earlier terminated or extended by mutual written agreement. The engagement is as an independent contractor, not as an employee of the Company. The services to be provided by Mr. Parker include advising and supporting the Chief Executive Officer on the Company’s strategic direction, technology evolution and growth, engagement with government stakeholders, and other matters reasonably requested by the Chief Executive Officer.

As consideration for the consulting services, the Company agreed to grant Mr. Parker (i) 142,857 restricted stock units valued at $750,000 based on the Company’s common stock as of June 30, 2026 (the “RSUs”), and (ii) 19,047 performance-based restricted stock units valued at $100,000 based on the Company’s common stock as of June 30, 2026 (the “PSUs”), each granted under the Company’s 2025 Equity Incentive Plan, as amended. The RSUs will vest in two equal installments on October 1, 2026 and September 30, 2027. The PSUs will vest only upon the satisfaction of the performance goal described in the Consulting Agreement. The Consulting Agreement also provides for the accelerated vesting of unvested RSUs in the event the Consulting Agreement is terminated without cause or in connection with a change in control. In addition, the Consulting Agreement also provides that if the Company’s closing stock price on either of the RSU vesting dates is below a $5.25 reference price, the Company must pay Mr. Parker, in addition to delivering the underlying shares, cash equal to the difference between the reference price and the closing stock price on such vesting date, multiplied by the number of shares vesting on that date.

The foregoing summary is qualified in its entirety by the full text of the Consulting Agreement, filed as Exhibit 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

10.1	Separation Agreement and General Release by and between DLH Holdings Corp. and Zachary C. Parker.
10.2	Advisory Services Agreement, dated August 19, 2026, by and among DLH Holdings Corp., Z Parker Enterprises LLC and Zachary C. Parker.
10.3†	Consulting Services Agreement, dated August 19, 2026, by and between DLH Holdings Corp. and Zachary C. Parker.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†	Certain information has been omitted pursuant to Items 601(b)(10)(iv) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of such omitted information to the U.S. Securities and Exchange Commission upon request; provided, however, that it may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Steven V. Oroho, Jr.
Name: Steven V. Oroho, Jr.
Title: Chief Financial Officer
Date: August 25, 2026